CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.3*

FIRST Amendment

to

Loan and security agreement

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 2nd day of June, 2022, by and among (a) SILICON VALLEY BANK (“Bank”) and (b) (i) EYEPOINT PHARMACEUTICALS, INC., a Delaware corporation (“Parent”), (ii) EYEPOINT PHARMACEUTICALS US, INC., a Delaware corporation (“EyePoint US”), and (iii) ICON BIOSCIENCE, INC., a Delaware corporation (“Icon”, together with Parent and EyePoint US, individually and collectively, jointly and severally, the “Borrower”) whose address is 480 Pleasant Street, Suite A210, Watertown, Massachusetts 02472.

Recitals

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of March 9, 2022 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.
Amendments to Loan Agreement.
2.1
Section 5.10(b) (Financial Covenants). Section 5.10(b) of the Loan Agreement is deleted in its entirety and replaced with the following:

“ (b) Maintain, at all times, unrestricted and unencumbered cash and Cash Equivalents in accounts in the name of Borrower with Bank or Bank’s Affiliates in an amount equal to at least the greater of (i) $50,000,000.00, or (ii) the amount of Borrower’s Cash Burn, multiplied by six (6).”

2.2
Section 12.2 (Definitions). The following term and its definition set forth in Section 12.2 is deleted in its entirety and replaced with the following:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“ “Cash Burn” is, as of any date of determination, Borrower’s quarterly, as determined as of the most recent fiscal quarter then-ended: (a) Net Income, plus (b) to the extent deducted in the calculation of Net Income, (i) depreciation expense and amortization expense, (ii) non-cash stock compensation, and (iii) other one-time expenses, as approved by Bank in writing in its sole and absolute discretion, each as determined in accordance with GAAP, divided by three (3).”

2.3
Exhibit A (Compliance Certificate). The Compliance Certificate appearing as Exhibit A to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 hereto.
3.
Limitation of Amendments.
3.1
The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any other amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.
Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate, and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2
Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3
The organizational documents of Borrower delivered to Bank on the Effective Date, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

4.6
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
4.7
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.
[Intentionally omitted].
6.
[Intentionally omitted].
7.
Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
8.
Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
9.
Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.

[Signature page follows.]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

In Witness Whereof, the parties hereto have caused this Amendment as of the date first written above.

BANK	BORROWER
SILICON VALLEY BANK By: /s/ John Sansone Name: John Sansone Title: Vice President	EYEPOINT PHARMACEUTICALS, INC. By: /s /George Elston Name: George Elston Title: Chief Financial Officer and Head of Corporate Development
EYEPOINT PHARMACEUTICALS US, INC. By: /s /George Elston Name: George Elston Title: Chief Financial Officer ICON BIOSCIENCE, INC. By: /s /Philip Hoffstein Name: Philip Hoffstein Title: President

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 1

EXHIBIT A

COMPLIANCE STATEMENT

TO: SILICON VALLEY BANK Date:

FROM: EYEPOINT PHARMACEUTICALS, INC.

EYEPOINT PHARMACEUTICALS US, INC.

ICON BIOSCIENCE, INC.

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, modified, supplemented and/or restated from time to time, the “Agreement”), Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below. Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Compliance Statement	Monthly within 30 days	Yes No
10-Q Report with Compliance Statement	Quarterly, within 45 days of Q1, Q2, and Q3	Yes No
10-K Report and Annual financial statements (CPA Audited)	FYE within 90 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings, deferred revenue reports	Monthly within 30 days	Yes No
Borrowing Base Statement	Monthly within 30 days	Yes No
Board approved projections	FYE within 90 days and as amended/updated	Yes No

Financial Covenant	Required	Actual	Complies
Maintain as Indicated one of the following:
Minimum revenue	See Section 5.10(a)	$______	Yes No
Minimum liquidity	See Section 5.10(b)	$____________	Yes No

Minimum Cash	Required	Actual	Complies

Borrower shall at all times have on deposit in operating and depository accounts maintained in the name of Borrower with Bank, unrestricted cash in an amount equal to the lesser of (i) one hundred percent (100.0%) of the Dollar value of Borrower’s consolidated cash, including any Subsidiaries’, or Affiliates’ (other than senior executives or directors of the Borrower) cash, in the aggregate, at all financial institutions, and (ii) one hundred ten percent

(110.0%) of the then-outstanding Obligations of Borrower to Bank.

$______	Yes No

Beneficial Ownership: Please disclose any updates to the Borrower’s beneficial ownership information set forth in Section 14 of the Perfection Certificate pursuant to Section 5.3(i).
Legal Action Notice: Please disclosed any notice of legal actions, investigations, or proceedings pending or threatened in writing > $250,000.00 pursuant to Section 5.3(j).
Account Disputes: Please disclose any disputes or claims relating to Accounts in excess of $100,000.00 individually, or $200,000.00 in the aggregate pursuant to Section 5.4(b).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

The following are the exceptions with respect to the statements above: (If no exceptions exist, state “No exceptions to note.”)

_______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 1

EXHIBIT A

COMPLIANCE STATEMENT

[***]